UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court
Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2022

DATE OF REPORTING PERIOD:	January 1, 2022 through December 31, 2022

ITEM 1. REPORT TO SHAREHOLDERS.

Growth and Income Portfolio

ANNUAL REPORT DECEMBER 31, 2022

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income, liquid alternative and sustainable funds. We offer US funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our US, global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Owner:

Welcome to your annual report for the 12 months ended December 31, 2022. In this report, you will find commentary from the Calamos investment team as well as a list of portfolio holdings, financial statements and highlights and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio.

About the Portfolio

The Calamos Growth and Income Portfolio follows a time-tested strategy to pursue consistent performance over full market cycles as well as income. The portfolio is managed to provide lower-volatility participation in the stock market, which we believe makes it a compelling choice for long-term asset allocation needs.

Our team can invest in an array of growth-and-income producing investments, including stocks, convertible bonds and options. This multi-asset class strategy is designed to enhance performance and mitigate exposure to downward moves in the stock market. Our broad opportunity set differentiates the Portfolio from “balanced” funds that focus more exclusively on stocks and traditional bonds and equity funds that focus on only low stock prices or low volatility.

Review

In 2022, rising interest rates and concerns about inflation, economic growth, and earnings outlooks created a challenging backdrop for investors. Indeed, a popular observation was that there was nowhere to hide. The stock market, as measured by the S&P 500 Index, returned -18.1%, and the bond market, represented by the Bloomberg US Aggregate Bond Index, saw its worst decline in its 40-plus year history, falling -13.0%. Convertible securities, which blend characteristics of stocks and bonds, declined -19.6%, as measured by the ICE BofA All US Convertible Ex Mandatory Index.

The turbulent environment reflected the market’s singular focus on macro considerations, most notably the Federal Reserve’s decision to go all in to try to stop inflation. In addition, investors grappled with the implications of the war in Ukraine, Covid lockdowns in China, global supply chain disruptions, and US fiscal policy uncertainty. This all-in or all-out analysis caused markets to swing widely, and only a few companies were able to move against the tides.

2   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Letter to Contract Owners

Although market participants remained jittery, sentiment improved as the year came to a close, supported by the prospect of slowing inflation later in 2023 and an eventual moderation of rate hikes. Investors also cheered solid corporate earnings and China’s long-awaited loosening of Covid-19 restrictions.

Outlook

The Calamos Growth and Income Portfolio was not immune to the pressures that shaped capital markets in 2022, but as we look to the future, we maintain conviction in our approach, supported by the portfolio’s longer-term performance over full and multiple market cycles. We believe our multi-asset class approach, focus on risk management and fundamentally driven security selection process position the Portfolio advantageously for the conditions we expect and the opportunities we see.

Macro themes and valuations will remain important in 2023, but we anticipate markets will expand their focus on company fundamentals. This increased attention to fundamentals should provide tailwinds for our team’s active and research-driven approach. We remain focused on security selection, understanding the macro picture, and identifying themes that can help propel individual industries and companies forward. We are prepared for volatility to continue because of many factors, including uncertainty about fiscal policy, the pace of economic growth and Federal Reserve policy.

Although we are still in an environment of diverging fortunes among industries, companies and sectors, our team maintains confidence in the long-term potential of the US economy and believes that this economic trajectory—combined with positive policy changes and improvement in certain parts of the market—sets the stage for upside potential in many areas of the markets, across a range of securities. For example, the valuations of many stocks are attractive in our view, and we see a number of tailwinds for convertibles as well.

Conclusion

One of the greatest challenges for investors is that the economy, markets, inflation backdrop, and interest rate environment will never be static. Often, investors receive mixed signals. For example, the economy and market are two different (but related) things, and their cycles have historically played out differently. Data points can also point in different directions. For these reasons, it’s important to maintain long-term perspective and avoid getting whipsawed by short-term noise.

Letter to Contract Owners

What’s most important to remember is there are always investment opportunities wherever we are in the market or economic cycle. This is a lesson I learned early in my investing career in the 1970s, a period like today with high inflation, stock and bond markets under pressure, fiscal policy headwinds, and geopolitical uncertainties. The stock market traded sideways for many years, but there were still opportunities where fundamentals and valuations provided the bedrock for attractive investments.

Drawing on experience that extends over decades, our team looks forward to serving you for the years to come.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms. The S&P 500 Index is an unmanaged index generally considered representative of the US stock market. The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market. The ICE BofA All US Convertibles Ex Mandatory Index represents the US convertibles securities market excluding mandatory convertibles.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing. Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice.

4   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion (Unaudited)

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the 12-month period ended December 31, 2022 (“annual period”), Calamos Growth and Income Portfolio (the “Portfolio”) declined -19.07%, trailing the -18.11% return of the S&P 500 Index (the Portfolio’s benchmark) while outperforming the ICE BofA All US Convertibles ex Mandatory Index -19.58% return.

In this Portfolio we own equities and equity-sensitive convertible bonds or income producing convertible preferred stocks that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. The Portfolio’s risk-conscious positioning was helpful over the reporting period, modestly cushioning the Portfolio at the equity markets’ series of lows. Given that stocks and bonds each turned in one of the worst years on record, there was not much that worked well in capital markets. In fact, 2022 marked only the sixth time since 1926 that stocks and bonds both finished in negative territory for the calendar year, and the first time each fell more than 10% (S&P 500 Index -18.11%; Bloomberg US Aggregate Bond Index -13.01%). In addition, the traditional 60/40 stock and bond portfolio delivered one of its worst returns on record. The Portfolio’s sector positioning was modestly additive to relative performance for the period relative to the all-equity index, whereas security selection slightly detracted from relative performance.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles via a quality-growth strategy. Since its inception on May 19, 1999, the Portfolio has returned 7.35% on an annualized basis versus a 6.68% annualized gain for the S&P 500 Index and 7.78% annualized increase for the ICE BofA All US Convertibles ex Mandatory Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified blend of convertible instruments (including synthetic convertibles), equity and fixed income securities of US companies. In pursuing its total return investment objective, the Portfolio’s investment team endeavors to use these different securities to strike the appropriate balance between risk and return with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility characteristics.

We believe the Portfolio’s historically lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, whereas a portfolio with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has realized a beta of 0.77 versus the S&P 500 Index. The Portfolio, therefore, has outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

SECTOR WEIGHTINGS

Information Technology	23.90%
Health Care	14.3
Consumer Discretionary	10.2
Financials	9.8
Industrials	8.3
Communication Services	8.2
Consumer Staples	6.4
Energy	6.0
Utilities	3.6
Materials	2.9
Other	1.6
Real Estate	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

Investment Team Discussion (Unaudited)

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this approach offers lower downside capture, which is a critical part of our risk-management process, but it also can cause Portfolio results to lag the benchmark return during periods of strong equity market performance. Through this focus on risk management, we have provided investors a less-volatile equity investment, as measured by beta, and outperformed the S&P 500 Index since inception.

What factors influenced performance?

During the reporting period, equity markets were overwhelmed with a steady diet of concerning news. Perhaps the biggest concern was the US Federal Reserve and the path it might take to tame inflation. Prior to the start of this reporting period, the Fed had increased its inflation forecasts, raising concerns for market participants. As the Fed continued to raise inflation expectations and speak more aggressively about interest rate hikes, longer-duration equities (those businesses whose value significantly includes high and growing cash flows over longer time frames) began to struggle in mid-to-late November 2021.

In February 2022, Russia invaded Ukraine, further adding to macroeconomic concerns in addition to the monumental human tragedy associated with the conflict. The war disrupted many facets of life and economics, but from an economic perspective, notably led to reductions in energy and food supplies, further adding to global inflation and scarcity woes. The Fed began interest rate hikes on March 17, 2022, and during the course of the year raised rates seven times for a total of 425 basis points, while indicating there would be additional hikes.

The US equity market, as measured by the S&P 500 Index, peaked in early January, although the decline was interrupted by several strong rallies that offered hope that the worst economic fears may have already been priced into the market. For the second half of the year, despite all of the concerns around inflation, rate hikes and US midterm elections, the S&P 500 Index ultimately delivered a 2.32% return among a series of volatile moves.

Convertible securities also saw a precipitous decline with their -19.58% return for the annual period. Although convertible securities historically haven't declined more than the broad equity market, investor sentiment for small to midsized growth companies was averse in 2022. The underlying equities of convertible issuers saw a drop of approximately -36% during the 12-month period—much like the performance of a small-cap or mid-cap growth equity index. When measured against their underlying equities, convertible securities did offer more traditional downside participation. More recently, convertible securities have participated in a more predictable manner relative to the broad equity market as small and midsized growth businesses have been under less intense selling pressure than they were in the first few months of the annual period.

Within the equity market, value stocks were more in favor over the period, as measured by the S&P 500 Value Index’s -5.22% decline for the past 12 months compared with the S&P 500 Growth Index’s -29.41% drop and the overall S&P 500 Index decline of -18.11%. In the S&P 500 Index, energy was the standout winner with a +65% return on global supply concerns. More defensively oriented areas such as utilities (+1%), consumer staples (-1%) and health care (-2%) were other sector leaders. Industrials (-6%) and materials (-12%), perhaps owing to commodity related concerns, also led the market for the period, as did financials (-11%). Real estate (-26%), information technology (-28%), consumer discretionary (-37%) and communication services (-40%) all lagged the broad market.

The Portfolio’s investments in the energy sector were additive to relative performance; the Portfolio was smartly overweighted in the market’s leading sector at the beginning of the reporting period and maintained an overweight throughout the annual period. Security selection within the oil & gas exploration & production industry was notably beneficial as well, with a mix of equity and convertible securities adding value. Security selection in the communication services sector also added to relative performance with investments in wireless telecommunication services and interactive media & services names adding the most value.

Over the period, security selection and an average underweight allocation within the health care sector hampered relative performance; holdings in the biotechnology and health care services industries lost ground on a relative basis. Selection and an average underweight position in financials also dampened relative returns. Specifically, multi-sector holdings and our lack of participation in life & health insurance held back returns.

6   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion (Unaudited)

In terms of economic sectors, the largest allocations reside in information technology and health care on an absolute basis, whereas materials and real estate comprise the smallest sector weight allocations with holdings. We maintain relative overweight positions in communication services and utilities, with interactive media & services (in communication services) and independent power producers & energy traders (in utilities) among the overweight industries. Relative to the index, the Portfolio holds underweight allocations in financials and information technology with multi-sector holdings (financials) and application software (information technology) among the underweight industries.

Allocations to health care and energy rose during the period with increased weights in pharmaceuticals and integrated oil & gas. By contrast, allocations to consumer discretionary and information technology decreased over the period with reductions to internet & direct marketing retail and semiconductors.

How is the Portfolio positioned?

In monitoring the macro and investment landscapes over the past several months, we now believe it is time to selectively add risk to the Portfolio, focusing on areas of improving economic growth in H2 2023 and companies with improving returns of capital. Our premise to add risk is based on several factors, including our conviction in the long-term US economic growth trajectory, positive policy changes, and improvement in certain parts of the economy and corporate returns on capital.

We believe the best positioning for this environment still begins with a defensive posture, although with additional risk in specific areas that have real growth tailwinds, in companies with improving returns on capital in 2023 and 2024, and in equities and fixed income with valuations at favorable expected risk-adjusted returns. We see compelling prospects for companies that have exposure to new products and geographic growth opportunities, specific infrastructure projects, policy change areas (including companies with exposure to China), the normalization of supply chains, and parts of the service economy. We are still favoring higher-credit-quality companies with improving free cash flow, and we are selectively using options to gain exposure to some higher risk areas. From an asset class perspective, cash and short-term Treasuries remain a useful tool to lower volatility in a multi-asset-class portfolio, given their yields.

What closing thoughts do you have for Portfolio shareholders?

We remain confident that the positive long-term growth trajectory of the US economy and the cash-flow-generation capabilities of US companies are intact. The ability of management teams to identify emerging short- and long-term trends as well as the adaptability of business models and cost structures are central to our long-term favorable view. We see attractive long-term upside in the US equity market from current market levels, which we believe are at or below fair value for a majority of US companies.

Policy changes are often a catalyst for economic improvement, even though that improvement may require time to tangibly appear. Positive policy changes that occur toward the end of an economic slowdown have historically caused equity markets to rally even though the economy continues to deteriorate. We believe several recent policy changes will be catalysts for growth in certain parts of the economy. These policies include recently passed US legislation, such as the IIJA, IRA and CHIPS; student loan forgiveness (if enacted); and increased US fiscal discipline with a divided government. Global policy shifts will also have an impact, most notably China’s decision to lift Covid restrictions and reopen its economy, and the slowing of global central bank interest rate increases. Although those policies will take time to have a direct positive impact, we believe equities will reflect those anticipated benefits in the short term.

Finally, we continue to identify a divergence in growth in different parts of the economy and in corporate returns on capital. Some parts of the economy have been slowing for quarters and may be nearing their individual cyclic bottom, whereas other parts of the economy are still showing improvement from pre-Covid levels. Many companies are focused on improving their returns on capital through increased efficiencies; normalized supply chains; clarity on the interest rate environment; and, in the case of multinationals, an improved currency environment. Over the short and intermediate term, improved real returns on capital should drive equity prices higher.

Investment Team Discussion (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (5/19/99) THROUGH 12/31/22

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 12/31/22

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/22

1 YEAR	3 YEARS	5 YEARS	10 YEARS
-19.07%	6.35%	7.63%	8.35%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Index data shown reflects full month periods only. If share class inception date is on or before the 15th of the month, the index or category calculation inception date begins on the first day of that month. If share class inception date is after the 15th of the month, the index or category calculation inception date begins on the first day of the following month. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The ICE BofA All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICE BofA indices and related data on an ‘as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

8   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2022 to December 31, 2022, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, July 1, 2022, and held through December 31, 2022.

Actual Expenses per $1,000*	$6.79
Actual - Ending Balance	$1,009.40
Hypothetical Expenses per $1,000*	$6.82
Hypothetical - Ending Value	$1,018.45
Annualized expense ratio	1.34%

* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

10   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2022

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bond (0.4%)
Financials (0.4%)
110,000	Morgan Stanley Finance, LLC 1.000%, 11/23/27 (Cost $112,691)	$113,399

Convertible Bonds (15.0%)
Communication Services (1.5%)
	Liberty Media Corp.
90,000	2.250%, 08/15/27*	86,729
31,000	0.500%, 12/01/50*	30,999
90,000	1.375%, 10/15/23	111,835
170,000	Live Nation Entertainment, Inc.^ 2.000%, 02/15/25	168,953
		398,516

Consumer Discretionary (2.7%)
125,000	Airbnb, Inc. 0.000%, 03/15/26	103,557
55,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	73,908
55,000	DISH Network Corp. 3.375%, 08/15/26	34,625
235,000	Ford Motor Company 0.000%, 03/15/26	222,496
31,000	Liberty Broadband Corp.* 2.750%, 09/30/50	30,194
95,000	Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	92,854
7,000	Tesla, Inc. 2.000%, 05/15/24	41,597
115,000	Vail Resorts, Inc.^ 0.000%, 01/01/26	107,633
		706,864

Energy (0.6%)
36,000	EQT Corp. 1.750%, 05/01/26	83,877
65,000	Northern Oil And Gas, Inc.* 3.625%, 04/15/29	70,149
		154,026

Financials (0.2%)
50,000	Ares Capital Corp. 4.625%, 03/01/24	53,141

Health Care (2.9%)
85,000	Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	92,379
165,000	Dexcom, Inc.^ 0.250%, 11/15/25	179,988
52,000	Envista Holdings Corp. 2.375%, 06/01/25	87,721

PRINCIPAL AMOUNT		VALUE
46,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	$44,768
200,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	239,106
95,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	85,913
55,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	49,849
		779,724

Industrials (2.4%)
55,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	55,790
55,000	Axon Enterprise, Inc.* 0.500%, 12/15/27	54,895
17,000	Chart Industries, Inc.* 1.000%, 11/15/24	34,249
170,000	John Bean Technologies Corp. 0.250%, 05/15/26	146,885
150,000	Middleby Corp. 1.000%, 09/01/25	176,688
135,000	Southwest Airlines Company^ 1.250%, 05/01/25	163,256
		631,763

Information Technology (4.1%)
41,000	Akamai Technologies, Inc. 0.375%, 09/01/27	39,820
47,000	Bill.com Holdings, Inc. 0.000%, 12/01/25	48,380
166,000	CyberArk Software, Ltd. 0.000%, 11/15/24	176,692
28,000	Datadog, Inc. 0.125%, 06/15/25	30,653
	Enphase Energy, Inc.
65,000	0.000%, 03/01/28	76,396
100,000	0.000%, 03/01/26	113,048
150,000	Microchip Technology, Inc. 0.125%, 11/15/24	161,031
30,000	Nova, Ltd. 0.000%, 10/15/25	36,880
125,000	ON Semiconductor Corp. 0.000%, 05/01/27	165,961
50,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	73,896
47,000	Silicon Laboratories, Inc. 0.625%, 06/15/25	59,028
60,000	Tyler Technologies, Inc. 0.250%, 03/15/26	56,092
55,000	Wolfspeed, Inc.* 1.875%, 12/01/29	49,770
		1,087,647

Schedule of Investments December 31, 2022

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Materials (0.2%)
35,000	Lithium Americas Corp. 1.750%, 01/15/27	$27,964
33,000	MP Materials Corp.* 0.250%, 04/01/26	29,125
		57,089

Real Estate (0.4%)
115,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	95,344
	Total Convertible Bonds (Cost $3,896,341)	3,964,114

NUMBER OF SHARES		VALUE
Common Stocks (73.6%)
Communication Services (5.4%)
9,800	Alphabet, Inc. - Class A#~	864,654
3,690	Comcast Corp. - Class A	129,039
1,440	Meta Platforms, Inc. - Class A#	173,290
375	Netflix, Inc.#	110,580
1,615	Walt Disney Company#	140,311
		1,417,874

Consumer Discretionary (6.9%)
6,900	Amazon.com, Inc.#~	579,600
45	Booking Holdings, Inc.#	90,688
560	Home Depot, Inc.	176,882
2,880	Las Vegas Sands Corp.#	138,442
410	Lowe’s Companies, Inc.	81,688
560	McDonald’s Corp.	147,577
1,340	NIKE, Inc. - Class B	156,793
1,185	Starbucks Corp.	117,552
1,225	Tesla, Inc.#	150,895
655	TJX Companies, Inc.	52,138
270	Ulta Beauty, Inc.#	126,649
		1,818,904

Consumer Staples (6.4%)
4,990	Coca-Cola Company	317,414
325	Costco Wholesale Corp.	148,362
205	Estee Lauder Companies, Inc. - Class A	50,863
2,930	Mondelez International, Inc. - Class A	195,284
730	Monster Beverage Corp.#	74,117
1,240	PepsiCo, Inc.	224,018
2,050	Philip Morris International, Inc.	207,480
1,910	Procter & Gamble Company	289,480
1,340	Walmart, Inc.	189,999
		1,697,017

NUMBER OF SHARES		VALUE

Energy (5.4%)
1,335	Chevron Corp.	$239,619
1,180	ConocoPhillips	139,240
3,480	Exxon Mobil Corp.	383,844
940	Hess Corp.	133,311
1,505	Marathon Petroleum Corp.	175,167
305	Pioneer Natural Resources Company	69,659
2,950	Schlumberger, NV	157,707
1,875	Sysco Corp.	143,344
		1,441,891

Financials (8.4%)
485	American Express Company	71,659
1,350	American International Group, Inc.	85,374
583	Assurant, Inc.	72,910
6,695	Bank of America Corp.	221,738
125	BlackRock, Inc.	88,579
2,330	Charles Schwab Corp.	193,996
1,020	Chubb, Ltd.	225,012
775	Citigroup, Inc.	35,053
1,140	Discover Financial Services	111,526
270	Goldman Sachs Group, Inc.	92,713
4,520	Huntington Bancshares, Inc.	63,732
2,085	JPMorgan Chase & Company	279,598
3,110	KeyCorp	54,176
1,170	Marsh & McLennan Companies, Inc.	193,612
3,105	Morgan Stanley	263,987
4,100	Wells Fargo & Company	169,289
		2,222,954

Health Care (10.9%)
1,740	Abbott Laboratories	191,035
1,370	AbbVie, Inc.	221,406
1,210	Alcon, Inc.	82,946
1,835	Bristol-Myers Squibb Company	132,028
830	Danaher Corp.	220,299
230	Elevance Health, Inc.	117,983
480	Eli Lilly & Company	175,603
1,470	Gilead Sciences, Inc.	126,199
105	Humana, Inc.	53,780
2,465	Johnson & Johnson	435,442
1,195	Medtronic, PLC	92,875
2,170	Merck & Company, Inc.	240,761
2,495	Pfizer, Inc.	127,844
230	Thermo Fisher Scientific, Inc.~	126,659
1,030	UnitedHealth Group, Inc.	546,085
		2,890,945

12   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2022

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE

Industrials (5.8%)
10,170		CSX Corp.	$315,067
1,455		Honeywell International, Inc.	311,806
1,085		JB Hunt Transport Services, Inc.	189,181
305		Northrop Grumman Corp.	166,411
4,280		Raytheon Technologies Corp.	431,937
1,510		Southwest Airlines Company#	50,842
230		Stryker Corp.	56,233
			1,521,477

Information Technology (19.8%)
765		Accenture, PLC - Class A	204,133
225		Adobe, Inc.#~	75,719
12,215		Apple, Inc.~	1,587,095
527		Broadcom, Inc.	294,661
2,510		Cisco Systems, Inc.	119,576
100		Intuit, Inc.	38,922
165		Lam Research Corp.	69,349
885		Mastercard, Inc. - Class A	307,741
1,005		Micron Technology, Inc.	50,230
6,100		Microsoft Corp.~	1,462,902
2,000		NVIDIA Corp.	292,280
805		Oracle Corp.	65,801
1,130		PayPal Holdings, Inc.#	80,479
565		QUALCOMM, Inc.	62,116
590		salesforce, Inc.#	78,228
2,130		Visa, Inc. - Class A	442,529
			5,231,761

Materials (2.7%)
3,065		Freeport-McMoRan, Inc.	116,470
5,875	GBP	Glencore, PLC	39,178
1,140		Linde, PLC	371,845
495		PPG Industries, Inc.	62,242
250		ServiceNow, Inc.#~	97,068
230		Vulcan Materials Company	40,275
			727,078

Real Estate (0.9%)
680		American Tower Corp.	144,065
3,081		Invitation Homes, Inc.	91,321
			235,386

Utilities (1.0%)
2,271		DTE Energy Company	266,852
			266,852
		Total Common Stocks (Cost $11,709,907)	19,472,139

NUMBER OF SHARES		VALUE

Convertible Preferred Stocks (5.8%)
Communication Services (1.3%)
300	T-Mobile Exchangeable Trust*# 5.250%, 06/01/23	$344,455

Consumer Discretionary (0.6%)
1,495	Aptiv, PLC 5.500%, 06/15/23	160,443

Financials (0.7%)
1,180	AMG Capital Trust II^ 5.150%, 10/15/37	60,677
1,905	KKR & Company, Inc. 6.000%, 09/15/23	109,061
		169,738

Health Care (0.5%)
1,125	Boston Scientific Corp. 5.500%, 06/01/23	129,172

Industrials (0.1%)
678	Chart Industries, Inc.# 6.750%, 12/15/25	34,334
		34,334

Utilities (2.6%)
1,700	AES Corp. 6.875%, 02/15/24	173,417
5,820	American Electric Power Company, Inc.^ 6.125%, 08/15/23	300,196
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)#§&** 3.369%, 09/15/29	31,980
	NextEra Energy, Inc.
2,600	6.926%, 09/01/25	130,494
1,210	6.219%, 09/01/23	61,093
		697,180
	Total Convertible Preferred Stocks (Cost $1,512,894)	1,535,322

Exchange-Traded Fund (1.4%)
Other (1.4%)
13,225	iShares China Large-Cap ETF (Cost $361,610)	374,268

Schedule of Investments December 31, 2022

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
U.S. Government and Agency Securities (2.2%)
Other (2.2%)
	U.S. Treasury Note
295,000	2.250%, 03/31/24	$286,242
300,000	4.375%, 10/31/24	299,156
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $593,349)	585,398

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.5%) #
Financials (0.1%)
21 648,690	Berkshire Hathaway, Inc. Call, 03/17/23, Strike $320.00	17,693

Other (0.4%)
170 1,115,540	iShares MSCI EAFE ETF Call, 06/16/23, Strike $68.00	53,380
	iShares MSCI Emerging Markets
310 1,173,350	Call, 03/17/23, Strike $40.00	25,885
105 397,425	Call, 06/16/23, Strike $42.00	10,972
40 693,280	iShares Russell 2000 ETF Call, 03/17/23, Strike $195.00	6,460
18 685,422	SPDR S&P 500 ETF Trust Put, 02/17/23, Strike $375.00	14,679
		111,376
	Total Purchased Options (Cost $164,352)	129,069

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.2%)
569,633	State Street Navigator Securities Lending Government Money Market Portfolio, 4.28%†*** (Cost $569,633)	569,633

	TOTAL INVESTMENTS (101.1%) (Cost $18,920,777)	26,743,342

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.2%)		(569,633)
OTHER ASSETS, LESS LIABILITIES (1.1%)		281,295
NET ASSETS (100.0%)		$26,455,004

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	British Pound Sterling	01/19/23	22,000	$26,607	$144
					$144

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	01/19/23	22,000	$26,607	$424
					$424

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $158,379.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

&Illiquid security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at December 31, 2022.

†Represents investment of cash collateral received from securities on loan as of December 31, 2022.

***The rate disclosed is the 7 day net yield as of December 31, 2022.

14   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Statement of Assets and Liabilities December 31, 2022

See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $18,920,777)	$26,743,342
Cash with custodian	318,256
Unrealized appreciation on forward foreign currency contracts	568
Receivables:
Accrued interest and dividends	27,865
Portfolio shares sold	80
Prepaid expenses	219
Other assets	70,756
Total assets	27,161,086

LIABILITIES
Collateral for securities loaned	569,633
Payables:
Investments purchased	9,726
Portfolio shares redeemed	3,339
Affiliates:
Investment advisory fees	17,318
Deferred compensation to trustees	70,756
Trustees’ fees and officer compensation	511
Other accounts payable and accrued liabilities	34,799
Total liabilities	706,082
NET ASSETS	$26,455,004

COMPOSITION OF NET ASSETS
Paid in capital	$18,377,478
Accumulated distributable earnings (loss)	8,077,526
NET ASSETS	$26,455,004
Shares outstanding (no par value; unlimited number of shares authorized)	1,569,550
Net asset value and redemption price per share	$16.86

Statement of Operations Year Ended December 31, 2022

See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$55,656
(Amortization)/accretion of investment securities	(95,759)
Net interest	(40,103)
Dividends	426,378
Dividend taxes withheld	(100)
Securities lending income	4,647
Total investment income	390,822

EXPENSES
Investment advisory fees	222,419
Legal fees	64,409
Audit fees	43,200
Trustees’ fees and officer compensation	14,861
Printing and mailing fees	14,144
Accounting fees	12,808
Transfer agent fees	8,200
Custodian fees	4,299
Fund administration fees	1,678
Other	7,344
Total expenses	393,362
NET INVESTMENT INCOME (LOSS)	(2,540)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,042,047
Purchased options	(198,488)
Foreign currency transactions	292
Forward foreign currency contracts	7,483
Written options	9,716
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(7,523,879)
Purchased options	(16,544)
Forward foreign currency contracts	(1,758)
Written options	(2,060)
NET GAIN (LOSS)	(6,683,191)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,685,731)

16   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021

OPERATIONS
Net investment income (loss)	$(2,540)	$(137,234)
Net realized gain (loss)	861,050	2,511,603
Change in unrealized appreciation/(depreciation)	(7,544,241)	4,233,097
Net increase (decrease) in net assets resulting from operations	(6,685,731)	6,607,466

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(2,754,217)	(2,796,715)

CAPITAL SHARE TRANSACTIONS
Issued	1,440,582	1,942,538
Issued in reinvestment of distributions	2,754,217	2,796,715
Redeemed	(3,962,505)	(5,141,012)
Net increase (decrease) in net assets from capital share transactions	232,294	(401,759)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,207,654)	3,408,992
NET ASSETS
Beginning of year	$35,662,658	$32,253,666
End of year	$26,455,004	$35,662,658

CAPITAL SHARE TRANSACTIONS
Shares issued	76,930	91,568
Shares issued in reinvestment of distributions	148,094	141,899
Shares redeemed	(216,284)	(240,628)
Net increase (decrease) in capital shares outstanding	8,740	(7,161)

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, has designated Calamos Advisors LLC (“Advisor” or “Calamos Advisors”) to perform fair valuation determinations related to all Portfolio investments under the oversight of the Board. As “valuation designee” the Advisor has adopted procedures (as approved by the Board) to guide the determination of the NAV on any day on which the Portfolio’s NAV is determined. The valuation of the Portfolio’s investments is in accordance with these procedures.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

18   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. According to the procedures, the Portfolio may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of December 31, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Notes to Financial Statements

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $70,756 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2022. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2022.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended December 31, 2022 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$887,858	$5,675,132
Proceeds from sales	285,389	8,929,874

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$19,269,761
Gross unrealized appreciation	8,639,538
Gross unrealized depreciation	(1,165,957)
Net unrealized appreciation (depreciation)	$7,473,581

Note 4 – Income Taxes

For the fiscal year ended December 31, 2022, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(10,940)
Undistributed net investment income/(loss)	149,390
Accumulated net realized gain/(loss) on investments	(138,450)

20   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

Distributions paid from:	Year Ended December 31, 2022	Year Ended December 31, 2021

Ordinary income	$ 588,596	$735,220
Long-term capital gains	2,165,621	2,061,495
Return of capital	—	—

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$29,325
Undistributed capital gains	774,811
Total undistributed earnings	804,136
Accumulated capital and other losses	(75,470)
Net unrealized gains/(losses)	7,474,149
Total accumulated earnings/(losses)	8,202,815
Other	(125,289)
Paid-in-capital	18,377,478
Net assets applicable to common shareholders	$26,455,004

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian.  The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of December 31, 2022, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Notes to Financial Statements

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2022, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

As of December 31, 2022, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$568	$—
Purchased options(2)	129,069	—
	$129,637	$—

(1)Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)Generally, the Statement of Assets and Liabilities location for purchased options is investments in securities.

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of December 31, 2022:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$424	$—	$—	$424	$—
State Street Bank and Trust	ISDA	144	—	—	144	—
		$568	$—	$—	$568	$—

22   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

For the year ended December 31, 2022, the volume of derivative activity for the Portfolio is reflected below:*

VOLUME
Forward foreign currency contracts(1)	261,769
Purchased options(2)	2,041
Written options(3)	189

*Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Portfolio as December 31, 2022.

Amount of Collateral Held in Short Term Investments and Restricted Cash	Amount of Non-Cash Collateral	Total Collateral	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS BANKS BY ASSET CLASS ON LOAN			Excess Amount Due To/(From) Counterparty
			Equity	Fixed Income	Total
$569,633	$409,578	$979,211	$310,542	$648,330	$958,871	$(20,340)

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at December 31, 2022.

Notes to Financial Statements

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bond	$—	$113,399	$—	$113,399
Convertible Bonds	—	3,964,114	—	3,964,114
Common Stocks U.S.	19,432,961	—	—	19,432,961
Common Stocks Foreign	39,178	—	—	39,178
Convertible Preferred Stocks	1,098,210	437,112	—	1,535,322
Exchange-Traded Funds	374,268	—	—	374,268
U.S. Government and Agency Securities	—	585,398	—	585,398
Purchased Options	129,069	—	—	129,069
Investment of Cash Collateral For Securities Loaned	—	569,633	—	569,633
Forward Foreign Currency Contracts	—	568	—	568
Total	$21,073,686	$5,670,224	$—	$26,743,910

24   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended December 31,
	2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$22.85	$20.57	$17.01	$14.01	$15.54
Income from investment operations:
Net investment income (loss)(a)	0.00 **	(0.09)	0.18	0.17	0.18
Net realized and unrealized gain (loss)	(4.18)	4.19	3.57	3.38	(0.85)
Total from investment operations	(4.18)	4.10	3.75	3.55	(0.67)
Less distributions to common shareholders from:
Net investment income	(0.13)	(0.08)	(0.09)	(0.26)	(0.21)
Net realized gains	(1.68)	(1.74)	(0.10)	(0.29)	(0.65)
Total distributions	(1.81)	(1.82)	(0.19)	(0.55)	(0.86)
Net asset value, end of year	$16.86	$22.85	$20.57	$17.01	$14.01
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value(c)	(19.07)%	21.40%	22.43%	25.56%	(4.39)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses	1.33%	1.20%	1.29%	1.35%	1.35%
Net investment income (loss)	(0.01)%	(0.40)%	1.01%	1.09%	1.15%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$26,455	$35,663	$32,254	$28,112	$24,041
Portfolio turnover rate	23%	16%	45%	21%	22%

**Amounts are less than $0.005.

(a)Net investment income allocated based on average shares method.

(b)Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If they did, performance would be lower.

(c)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Advisors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Growth and Income Portfolio (the “Fund”), a series of the Calamos Advisors Trust, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
February 10, 2023

We have served as the auditor of one or more Calamos investment companies since 2003.

26   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Portfolio:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	30

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC (“CGAM”) and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Portfolio:
John E. Neal, (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019)	31^^

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002)	30

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Virginia G. Breen, (1964)	Trustee (since 2015)	30

Private Investor; Director, Tech and Energy Transition Corporation (blank check company) (since 2021); Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Lloyd A. Wennlund, (1957)	Trustee (since 2018)	30

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998- 2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since December 2019)	30

Member (2015-2021) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since December 2019)	30	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**Overseeing 131 portfolios in fund complex.

***Overseeing eighteen portfolios in fund complex.

****Overseeing four portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund.

^^Mr. Neal is the only Trustee of the Trust who oversees Calamos Aksia Alternative Credit and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

28   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; prior thereto, President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)

Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors and CWM (since 2016); Chief Financial Officer (since 2022), CGAM; prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

Executive Vice President and Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors and CFS; Vice President (since 2022), CGAM; prior thereto, President (2015-February 2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013); Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Chief Legal Officer, CGAM (since 2022); Director, Calamos Global Funds plc (2011-2021)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

Daniel Dufresne (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); President (since 2022), CGAM; prior thereto, Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

Susan L. Schoenberger (1963)	Vice President and Assistant Secretary (since 2022)	Vice President, Associate Counsel, Calamos Advisors (since 2022); prior thereto Vice President, Legal Counsel (2011-2022), Ariel Investments, LLC

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Calamos Advisors Trust (the “Trust”), on behalf of its series, Calamos Growth and Income Portfolio (the “Portfolio”), has established a liquidity risk management program to govern the Portfolio’s approach to managing liquidity risk (the “Program”). The Program is overseen by the Liquidity Committee, a committee comprised of representatives of the Trust’s investment adviser, Calamos Advisors LLC. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Liquidity Committee to oversee the Program.

The Program’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Portfolio’s liquidity and the periodic classification and re-classification of the Portfolio’s investments into groupings that reflect the Liquidity Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on December 16, 2022, the Trustees received an annual report from the Liquidity Committee regarding the design and operational effectiveness of the Program. The Liquidity Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage the Portfolio’s liquidity risk and has operated adequately and effectively to manage the Portfolio’s liquidity risk. The Liquidity Committee reported that during the period covered by the report, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Portfolio is not required to have a highly liquid investment minimum based on its liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Portfolio’s prospectus for more information regarding the Portfolio’s exposure to liquidity risk and other principal risks to which an investment in the Portfolio may be subject.

30   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2023, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2022. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $2,165,621 as capital gain dividends for the fiscal year ended December 31, 2022.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $184,354, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2022.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 81.28% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2022.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

KCLANR 2146 2022

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the unaudited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio.

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2021	12/31/2022
Audit Fees(a)	$31,620	$32,880
Audit-Related Fees(b)	$12,946	$14,380
Tax Fees(c)	$890	$821
All Other Fees(d)	$—	$—
Total	$45,456	$48,081

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2021	12/31/2022
Registrant	$890	$821
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

a) Included in the Report to Shareholders in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 15, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 15, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 15, 2023